Victory Portfolios
Victory Sycamore Small Company Opportunity Fund
Supplement dated February 6, 2026
to the Summary Prospectus and Prospectus dated November 1, 2025, as in effect and as may be amended from time to time
The second sentence of the second paragraph under “Principal Investment Strategy” on page 2 of the Summary Prospectus and on page 9 of the Prospectus is revised to state as follows:
As of September 30, 2025, the Russell 2000® Value Index included companies with approximate market capitalizations between $58.6 million and $21.9 billion.
If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34267-00-0226